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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 27, 1998

                           POST APARTMENT HOMES, L.P.
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             (Exact name of registrant as specified in its charter)

            Georgia                         0-28226                         58-2053632
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
         incorporation)

 One Riverside, Suite 800, 4401 Northside
         Parkway, Atlanta, Georgia                               30327
-------------------------------------------                    ---------
 (Address of principal executive offices)                      (Zip Code)




                                 (404) 846-5000
                           --------------------------
              (Registrant's telephone number, including area code)



                         The Exhibit Index is at page 4.


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Item 5. Other Events

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 373,250 shares of Common Stock of Post Properties, Inc.
(the "Shares").

Item 7. Financial Statements and Exhibits

         (c)      Exhibits.

Exhibit No.           Description
-----------           -----------
    1         --      Purchase Agreement among the Registrant, Post Properties, Inc. and
                      PaineWebber Incorporated, dated as of May 27, 1998 (incorporated by reference to Exhibit 1 to the Current Report on Form 8-K filed by Post
                      Properties, Inc. on the date hereof)

    4         --      Terms Agreement between Post Properties, Inc. and PaineWebber Incorporated, dated as of May 27, 1998 (incorporated by reference to Exhibit 4 to the
                      Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    5         --      Opinion of King & Spalding regarding the validity of the Shares
                      (incorporated by reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8         --      Opinion of King & Spalding as to certain tax matters
                      (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   23         --      Consent of King & Spalding (included in Exhibits 5 and 8)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           POST APARTMENT HOMES, L.P.

                                           (Registrant)

Date:   May 27, 1998                   By: /s/ John A. Williams
                                           ------------------------------
                                           John A. Williams
                                           Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.          Description                                                                               Page
-----------          -----------                                                                               ----
    1         --     Purchase Agreement among the Registrant, Post Properties, Inc.
                     and PaineWebber Incorporated, dated as of May 27, 1998
                     (incorporated by reference to Exhibit 1 to the Current Report on
                     Form 8-K filed by Post Properties, Inc. on the date hereof)

    4         --     Terms Agreement between Post Properties, Inc. and PaineWebber
                     Incorporated, dated as of May 27, 1998 (incorporated by reference to Exhibit 4 to the Current Report filed by Post Properties, Inc.
                     on the date hereof)

    5         --     Opinion of King & Spalding regarding the validity of the Shares
                     (incorporated by reference to Exhibit 5 to the Current Report on
                     Form 8-K filed by Post Properties, Inc. on the date hereof)

    8         --     Opinion of King & Spalding as to certain tax matters
                     (incorporated by reference to Exhibit 8 to the Current Report on
                     Form 8-K filed by Post Properties, Inc. on the date hereof)

   23         --     Consent of King & Spalding (included in Exhibits 5 and 8)



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